UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 28, 2015

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 28, 2015, Ellen O. Tauscher notified the Board of Directors (the “Board”) of Invacare Corporation (the “Company”) of her decision not to seek re-election at the Company’s 2015 annual meeting of shareholders, at which time her term as a director will expire. Ms. Tauscher’s decision to not seek re-election to the Board is due to her other personal and professional obligations and not due to any disagreement with the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: February 2, 2015	By:	/s/ Anthony C. LaPlaca
Anthony C. LaPlaca
Senior Vice President,
General Counsel and Secretary